UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 18, 2018

Cousins Properties Incorporated
(Exact name of registrant as specified in its charter)

Georgia
(State or other jurisdiction of incorporation)

001-11312
(Commission File Number)

58-0869052
(IRS Employer Identification Number)

3344 Peachtree Road, Suite 1800, Atlanta, Georgia 30326
(Address of principal executive offices)

Registrant’s telephone number, including area code: (404) 407-1000

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Appointment of Certain Officer.

On September 13, 2018, the Board of Directors (the “Board”) of Cousins Properties Incorporated (the “Company”) appointed M. Colin Connolly as President and Chief Executive Officer, effective January 1, 2019, upon the retirement of Lawrence L. Gellerstedt III as Chief Executive Officer.

Mr. Connolly, 42, joined the Company in September 2011 as Senior Vice President. He became Senior Vice President and Chief Investment Officer in May 2013, Executive Vice President and Chief Investment Officer in December 2015, Executive Vice President and Chief Operating Officer in July 2016 and President and Chief Operating Officer in July 2017. Prior to joining the Company, Mr. Connolly served as Executive Director with Morgan Stanley from December 2009 to August 2011 and as Vice President with Morgan Stanley from December 2006 to December 2009.

Mr. Connolly’s compensation is described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 15, 2018. As of the date of this report, there are no changes to Mr. Connolly’s compensation as a result of this promotion.

The Company issued a press release on September 18, 2018, announcing Mr. Connolly’s appointment as President and Chief Executive Officer. A copy of that press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 8.01. Other Events.

On September 13, 2018, the Board of Directors of the Company (the “Board”) unanimously elected Lawrence L. Gellerstedt to role of Executive Chairman of the Board, effective January 1, 2019. In addition to his existing duties as Chairman of the Board, as Executive Chairman Mr. Gellerstedt’s principal duties and responsibilities will include a focus on strategy, key client relationships, board governance and civic engagement.

No other memberships on the Board or its committees changed as a result of these elections, including the role of S. Taylor Glover as Lead Independent Director.

Mr. Gellerstedt, 62, joined the Company in July 2005, as Senior Vice President of the Company and President of the Office/Multi-Family Division of the Company. He became Executive Vice President and Chief Development Officer in May 2008, Executive Vice President and Chief Operating Officer in February 2009, President and Chief Executive Officer in July 2009 and Chairman of the Board and Chief Executive Officer in July 2018.

Mr. Glover, 67, joined in the Board in 2005. He became non-executive Chairman of the Board in July 2009 and Lead Independent Director in July 2017.

As of the date of this report, no compensation changes were made for either of Messrs. Gellerstedt or Glover as a result of these changes.

The Company issued a press release on September 18, 2018 announcing Mr. Gellerstedt’s appointment as Executive Chairman. A copy of that press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Exhibit No.        Exhibit Description

99.1             Press Release, dated September 18, 2018

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 18, 2018

COUSINS PROPERTIES INCORPORATED

By:	/s/ Pamela F. Roper
Pamela F. Roper
Executive Vice President, General Counsel and Corporate Secretary